Exhibit 4.1

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Dollar General Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

THIS CERTIFICATE IS TRANSFERABLE
IN SOUTH SAINT PAUL, MN.

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 000000 00 0

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.875 PAR VALUE, OF

DOLLAR GENERAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SIG TO COME

SECRETARY

SIG TO COME

CHIEF EXECUTIVE OFFICER

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UTMA	—		Custodian
					(Cust)		(Minor)
TEN ENT	—	as tenants by entireties			under Uniform Transfers to Minors

JT TEN	—	as joint tenants with right of survivorship			Act
		and not as tenants in common			(State)

Additional abbreviations may also be used though not in above list.

For value received            hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL
INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A
PARTICIPANT IN THE SECURITIES TRANSFER AGENTS
MEDALLION PROGRAM (“STAMP”), THE NEW YORK
STOCK EXCHANGE, INC. MEDALLION SIGNATURE
PROGRAM (“MSP”), OR THE STOCK EXCHANGES
MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE
DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT
ACCEPTABLE.